UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) December 13, 2016
                                                          -----------------

                        Microwave Filter Company, Inc.
               (Exact Name of Registrant as Specified in Charter)


          New York                      0-10976                   16-0928443
-----------------------------   -----------------------      -------------------
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)


 6743 Kinne Street, East Syracuse, New York                        13057
 ------------------------------------------------                ----------
      (Address of Principal Executive Offices)                   (Zip Code)

                                 (315) 438-4700
                                 --------------
               Registrant's telephone number, including area code

                                 not applicable
             ------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))









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Item 5.02 Departure of Directors or Certain Officers; Election of Directors;
          Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.



Robert D. Essig, a Director of the Company since 2012, notified the Company that he would resign as a Director of the Company effective December 7, 2016. The decision by Mr. Essig to resign as a Director of the Company was not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

On December 7, 2016, the Board of Directors nominated Irene E. Scruton to replace Robert D. Essig as a director of the Company. Ms.Scruton has been the Director of MBA & Graduate Programs at the State University of New York at Oswego since 2013. Prior to that she was the Executive Director of the Safety Council of Central & Western New York Chapter of the National Safety Council. Prior to that, Ms. Scruton's career was senior banking executive both in Buffalo and Syracuse, New York. Ms. Scruton received her B.S.in Business from the University of Buffalo and her MBA from Syracuse University. She is a Doctoral Candidate (EdD) with an anticipated graduation date of July 2017 at St John Fisher College. Ms. Scruton is a dynamic leader and stategic innovator with progressive experience in key industry sectors.

The registrant's shareholders will be asked to elect Ms. Scruton to its Board of Directors at its next meeting.







                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Microwave Filter Company, Inc.
                                    --------------------------------
                                    (Registrant)


Dated: December 13, 2016            By:  /s/ Paul W. Mears
                                    --------------------------------------------
                                        Paul W. Mears
                                        Chief Executive Officer









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